UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 14, 2009

ZST DIGITAL NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52934	20-8057756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 28, Huzhu Road
Zhongyuan District, Zhengzhou, People’s Republic of China

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(86) 371-6771-6850

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends and restates in its entirety the Current Report on Form 8-K for ZST Digital Networks, Inc. dated January 14, 2009 and filed with the Securities and Exchange Commission on January 21, 2009 to clarify the issuance by the Company, and the purchase by the ZST Management (as defined below), of 12,530,000 shares of the Company's common stock.

Item 1.01                      Entry into a Material Definitive Agreement.

The information in Item 3.02, below, is incorporated herein by reference.

Item 3.02                      Unregistered Sales of Equity Securities.

On January 14, 2009, ZST Digital Networks, Inc. (the “Company”) entered into a Common Stock Purchase Agreement, a form of which is attached hereto as Exhibit 10.1 (the “Purchase Agreement”), with each Zhong Bo, its Chief Executive Officer and Chairman of the Board, Wu Dexiu, Huang Jiankang, Sun Hui and Li Yuting (the “ZST Management”), whereby the Company issued and the ZST Management agreed to purchase an aggregate of 12,530,000 shares of the Company’s common stock (the “Shares”) at a purchase price of $0.2806 per share (the “Share Purchase”). The purchase price for the shares was paid in full on May 25, 2009.

Pursuant to that certain Share and Warrant Cancellation Agreement dated as of January 9, 2009 by and between the Company and the shareholders and warrantholders of the Company prior to the share exchange transaction that closed on January 9, 2009, such shareholders to be known as the “Shareholders,” each of the Shareholders agreed to cancel 0.3317 shares of common stock and warrants to purchase 0.5328 shares of common stock held by each of them for each one (1) share of common stock purchased by the ZST Management pursuant to the Purchase Agreements.  Accordingly, in connection with the purchase of the Shares by the ZST Management pursuant to the Purchase Agreements described above, the Company cancelled an aggregate of 4,156,390 shares of common stock and warrants to purchase 6,676,390 shares of common stock held by the Shareholders (the “Share and Warrant Cancellation”).

Upon the completion of the Share Purchase and the Share and Warrant Cancellation, the Company has issued and outstanding 17,455,000 shares of common stock, 3,110,600 shares of Series A Convertible Preferred Stock  and warrants to purchase 420,000 shares of our common stock.  Accordingly, Mr. Zhong currently owns approximately 59.9% of the Company’s issued and outstanding voting securities (which includes the shares of Series A Convertible Preferred Stock).

The People’s Republic of China (“PRC”) State Administration of Foreign Exchange, or “SAFE,” issued a public notice in November 2005, known as Circular 75, concerning the use of offshore holding companies controlled by PRC residents in mergers and acquisitions in China. This circular requires that (1) a PRC resident shall register with a local branch of the SAFE before he or she establishes or controls an overseas special purpose vehicle, or SPV, for the purpose of overseas equity financing (including convertible debt financing); (2) when a PRC resident contributes the assets of or his or her equity interests in a domestic enterprise to an SPV, or engages in overseas financing after contributing assets or equity interests to an SPV, such PRC resident must register his or her interest in the SPV and any changes in such interest with a local branch of the SAFE; and (3) when the SPV undergoes a material change outside of China, such as a change in share capital or merger or acquisition, the PRC resident shall, within 30 days from the occurrence of the event that triggers the change, register such change with a local branch of the SAFE.  In addition, SAFE issued updated internal implementing rules, or the Implementing Rules in relation to Notice 75. The Implementing Rules were promulgated and became effective on May 29, 2007. Such Implementing Rules provide more detailed provisions and requirements regarding the overseas investment foreign exchange registration procedures. However, even after the promulgation of Implementing Rules there still exist uncertainties regarding the SAFE registration for PRC residents’ interests in overseas companies.

In connection with the Share Purchase, the ZST Management each made a SAFE registration with respect to his or her investment in the Company - however, as of the date hereof, such registration has not been approved and there can be no assurance that it will be approved. If each of the ZST Management’s SAFE registration is not approved or if any other PRC resident stockholder fails to make the required SAFE registration, the onshore PRC subsidiaries of that offshore company may be prohibited from distributing their profits and the proceeds from any reduction in capital, share transfer or liquidation to the offshore entity. Failure to comply with the SAFE registration and amendment requirements described above could result in liability under PRC laws for evasion of applicable foreign exchange restrictions. Because of uncertainty in how the SAFE notice will be interpreted and enforced, we cannot be sure how it will affect our business operations or future plans. For example, the ability of Zhengzhou Shenyang Technology Company Limited, a company organized in the PRC and a wholly-owned subsidiary of the Company (“ZST”), to conduct foreign exchange activities, such as the remittance of dividends and foreign currency-denominated borrowings, may be subject to compliance with the SAFE notice by the ZST Management and any other of our PRC resident beneficial holders over whom we have no control. In addition, we cannot assure you that either each of the ZST Management or any other such PRC residents will be able to complete the necessary approval and registration procedures required by the SAFE regulations. Failure by the ZST Management or any other PRC resident beneficial holder to register as required with the relevant branch of SAFE could subject these PRC resident beneficial holders to fines or legal sanctions, restrict our overseas or cross-border investment activities, limit ZST’s ability to make distributions or pay dividends or affect our ownership structure, which could adversely affect our business and prospects.

THIS CURRENT REPORT IS NOT AN OFFER OF SECURITIES FOR SALE. ANY SECURITIES SOLD IN THE PRIVATE PLACEMENT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

Item 5.01                      Changes in Control of Registrant.

The information in Item 3.02, above, is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1
Form of Common Stock Purchase Agreement dated January 14, 2009 (incorporated by reference from Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 21, 2009).

10.2
Share and Warrant Cancellation Agreement dated January 9, 2009 entered into by and between the Registrant and the Shareholders (incorporated by reference from Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 15, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZST DIGITAL NETWORKS, INC.

Date: June 18, 2009	By:	/s/ Zhong Bo
Name: Zhong Bo
Title: Chief Executive Officer